SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  January 27, 2000
(Date of earliest event reported)

Commission File Nos.:  333-68951



                       GE Capital Mortgage Services, Inc.
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              New Jersey                                         21-0627285
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       (States of Incorporation)                              (I.R.S. Employer
                                                            Identification Nos.)


        Three Executive Campus
        Cherry Hill, New Jersey                                    08002
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Addresses of principal executive offices                        (Zip Codes)


                                 (856) 661-6100
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               Registrants' Telephone Numbers, including area code



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            (Former names, former addresses and former fiscal years,
                         if changed since last report)

ITEM 5.   Other Events

               Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by PaineWebber Incorporated and Lehman Brothers Inc.

ITEM 7.   Financial Statements and Exhibits

          (c) Exhibits

   Item 601(a)
of Regulation S-K
   Exhibit No.                                           Description
-----------------                                        -----------

      (99)                                    Computational Materials
                                              prepared by PaineWebber
                                              Incorporated and Lehman Brothers
                                              Inc. in connection with GE Capital
                                              Mortgage Services, Inc., REMIC
                                              Mortgage Pass-Through
                                              Certificates, Series 2000-1.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GE CAPITAL MORTGAGE SERVICES, INC.


January 27, 2000

                                        By:     /s/ Al Gentile
                                                ---------------------------
                                        Name:   Al Gentile
                                        Title:  Designated Officer

                                INDEX TO EXHIBITS


                                                                   Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

   (99)                Computational Materials                          P
                       prepared by PaineWebber
                       Incorporated and Lehman
                       Brothers Inc. in connection
                       with GE Capital Mortgage
                       Services, Inc., REMIC Mortgage
                       Pass-Through Certificates,
                       Series 2000-1.